EXHIBIT 10.34

MACE SECURITY INTERNATIONAL, INC.
PLACEMENT AGENT AND DEALER-MANAGER AGREEMENT

March 25, 2011
Ancora Securities, Inc.
As Placement Agent and Dealer-Manager
2000 Auburn Drive, Suite 300
Cleveland, Ohio 44122

Ladies and Gentlemen:

Mace Security International, Inc. (the "Company") is in the process of preparing a rights offering to its shareholders ("Rights Offering"), as set forth in a registration statement on Form S-1 (the "Registration Statement") to be filed with the Securities and Exchange Commission (the "Commission").  As set forth in the Registration Statement, the Company will distribute to holders of record of its common stock non-transferable subscription rights (the “Rights”) to subscribe for and purchase three shares of the Company’s common stock for each share owned on the record date.  The purchase price for each share of common offered in the Rights Offering will be at the per share price set forth in the Registration Statement ("Offering Price").

The following will confirm our agreement relating to the proposed offering of common stock (the “Offering”) to be undertaken by the Company of: (i) an amount of the Company's common stock equal to three times its currently outstanding common stock ("Rights Offering Stock"), and (ii) a further amount of the Company's common stock ("Additional Stock") equal to $4,000,000 in amount (valued at the Offering Price). The Rights Offering Stock and Additional Stock is hereafter referred to as the ("Registered Stock").

1.	The Offering.

The Company proposes to undertake the Offering, as set forth in the Company's Registration Statement, upon the effective date of the Registration Statement.

2.             The Rights Offering.

(a)           Basic Provisions.  As part of the Offering, the Company proposes to undertake a issuance of the Rights, pursuant to which each holder of the Company's common stock shall receive a Right to purchase shares of the Company's common stock for each share of common stock held of record at the close of business on the record date of the Rights Offering (the “Record Date”). Each Right will entitle the holder to subscribe for and purchase, at the Offering Price, three shares of Common Stock for every Right granted to such holder on the Record Date.

(b)           Non Transferable.  The Rights are non-transferrable and will not be quoted on any market.

(c)           Expiration.  The Rights will expire at 5:00 p.m., Eastern Standard time, on the twenty fifth day following the mailing of the prospectus for the Rights Offering subscription period (the “Expiration Date”). The Company shall have the right to extend the Expiration Date for up to an additional 30 trading days in its sole discretion.

(d)           Subscription Agent.  All funds from the exercise of Rights will be deposited with American Stock Transfer & Trust Company, LLC, as the subscription agent (the “Subscription Agent”) and held in a segregated account with the Subscription Agent pending a final determination of the number of shares of Common Stock to be issued pursuant to the exercise of Rights. As soon as is practicable, the Company shall conduct a closing of the Rights Offering (a “Closing”). In no event will the Company raise more than an aggregate of $14,000,000 in the Offering, including the Rights Offering.

(e)           Additional Stock.  Merlin Partners, LP ("Merlin") and the Company have executed a Securities Purchase Agreement dated even date hereof.  Pursuant to the terms of the Securities Purchase Agreement, the Company has agreed to sell to Merlin and Merlin's assignees the Additional Stock, valued at Four Million Dollars ($4,000,000) at the Offering Price.

(f)           Follow-On Offering.  If the Company does not sell all of the Rights Offering Stock in the Rights Offering, the Company reserves the right to offer such unsold shares to the public at the Offering Price, all as more fully described in the Registration Statement (the “Follow-On Offering”).  Ancora Securities, Inc. (“Ancora”) is being appointed under Section 3 of this Placement Agent and Dealer-Manager Agreement (this "Agreement") as the Company's exclusive placement agent and the dealer manager for the Offering.  The Company agrees not to make any Follow-On Offering, unless Ancora agrees in writing that a Follow-On Offering should be made.

(g)           Offering.  For purposes of clarification, the term Offering, as defined above in the first paragraph of this Agreement, shall mean the offering and sale of the Rights Offering Stock, and the Additional Stock, including the offering and sale to shareholders under the Rights, to Merlin Partners, L.P. and it assigns under the Securities Purchase Agreement dated the same date as this Agreement and to the public in the Follow-On Offering.

3.	Appointment as Placement Agent and Dealer-Manager; Roles of Placement Agent and Dealer-Manager.

The Company hereby engages and authorizes Ancora to be the sole exclusive placement agent for the Offering (“Placement Agent”) and the sole exclusive dealer-manager (the “Dealer-Manager”) for the Offering, in accordance with this Agreement.  During the period commencing with the date of this Agreement and ending ninety (90) days after the completion or termination of the Offering ("Exclusive Period"), the Company will not solicit, negotiate with or enter into any agreement with any other placement agent, financial advisor, dealer manager, brokers, dealers or underwriters or any other person or entity in connection with the Offering.  On the basis of the representations and warranties and agreements of the Company contained in this Agreement and subject to and in accordance with the terms and conditions hereof, Ancora agrees that: (i) as Placement Agent it will, to the extent requested by the Company, use its best efforts to provide Offering Advisor Services (as defined below) in connection with the Offering; and (ii) as Dealer-Manager Ancora will, to the extent requested by the Company, use Ancora's best efforts to (a) advise and assist the Company in soliciting exercise of the Rights for subscriptions for shares of the Company's common stock registered in the Offering, (b) advise and assist the Company in connection with the solicitation of offers to purchase any shares of common stock not subscribed for by the holders of Rights, and (c) advise and assist the Company in soliciting subscriptions in connection with the Follow-On Offering at the Offering Price.  “Offering Advisory Services” means (i) advising on pricing and other terms and conditions of the Offering, including the Rights Offering and Follow-On Offering, (ii) providing guidance on general market conditions and their impact on the Offering, including the Rights Offering and Follow-On Offering and (iii) assisting the Company in drafting a presentation that may be used to market the Offering to potential investors.  For the avoidance of doubt and notwithstanding anything that may be to the contrary in this Agreement, Ancora has no obligation to underwrite the Offering, either in its capacity as the Placement Agent or as the Dealer-Manager or purchase the shares of the Company's common stock offered in connection with the Offering. The Company agrees that it will not hold Ancora liable or responsible for the failure of the Offering, including the Rights Offering and the Follow-On Offering, in the event that the Offering is not successfully consummated for any reason other than Ancora’s failure to use its best efforts in connection with its obligations under this Agreement.

4.           No Liability for Acts of Brokers, Dealers, Banks and Trust Companies.

Ancora shall not be subject to any liability to the Company or any of the Company’s Subsidiaries (as defined below) or “affiliates” (“Affiliates”, as such term is defined in Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”)) for any act or omission on the part of any broker or dealer in securities (other than Ancora) or any bank or trust company or any other management, shareholders, creditors or any other natural person, partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity or organization (each, a “Person”), and Ancora shall not be liable for its own acts or omissions in performing its obligations as advisor, Placement Agent or Dealer-Manager hereunder or otherwise in connection with the Offerings, except for any losses, claims, damages, liabilities and expenses determined in a final judgment by a court of competent jurisdiction to have resulted primarily from any such acts or omissions undertaken or omitted to be taken by Ancora through its gross negligence, bad faith or willful misconduct. In soliciting or obtaining exercises of Rights, the Dealer-Manager shall not be deemed to be acting as the agent of any broker, dealer, bank or trust company, and no broker, dealer, bank or trust company shall be deemed to be acting as the Dealer-Manager’s agent or as the agent of the Company.  As used herein, the term “Subsidiary” means a Subsidiary of the Company as defined in Rule 405 of the Securities Act.  Unless the context specifically requires otherwise, the term “Company” as used in this Agreement means the Company and its Subsidiaries collectively on a consolidated basis.

5.           The Offer Documents.

(a)           Documents.  There will be used in connection with the Offering certain materials in addition to the  Registration Statement, any Preliminary Prospectus or the Prospectus relating to the Registration Statement (each as defined herein), including: (i) all exhibits to the Registration Statement which pertain to the conduct of the Offering and (ii) any soliciting materials relating to the Offering approved by the Company (collectively with the Registration Statement, any related Preliminary Prospectus and the related Prospectus, the “Offer Documents”). The Placement Agent shall be given an opportunity to review and comment upon the Offer Documents.

(b)           Copies.  The Company agrees to furnish Ancora, as the Placement Agent and Dealer-Manager with as many copies as it may reasonably request of the final forms of the Offer Documents, and Ancora is authorized to use copies of the Offer Documents in connection with its acting as Placement Agent and Dealer-Manager.  Ancora hereby agrees that it will not disseminate any written material for or in connection with the solicitation of subscriptions for shares of common stock pursuant to the Offering other than the Offer Documents.

(c)           Solicitation Materials; No other Documents. The Company represents and agrees that no solicitation material, other than the Offer Documents and the documents to be filed therewith as exhibits thereto (each in the form of which has been approved by Ancora), will be used in connection with the Offering by or on behalf of the Company without the prior approval of the Ancora, acting as the Placement Agent and Dealer-Manager, which approval will not be unreasonably delayed or withheld.  In the event that the Company uses or permits the use of any such solicitation material in connection with the Offering without the Ancora’s approval, then Ancora shall be entitled to withdraw as Placement Agent and Dealer-Manager in connection with the Offering and the related transactions without any liability or penalty to Ancora or any other Person identified in Section 12 hereof as an “indemnified party,” and Ancora shall be entitled to receive the payment of all expenses payable under this Agreement incurred up to the date of termination.

6.           Representations and Warranties.

The Company represents and warrants to Ancora that:

(a)           Filing Registration Statement.  The Registration Statement, as amended: (i) has and will be prepared by the Company in conformity with the requirements of the Securities Act in all material respects, (ii) be filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such Registration Statements as amended to date have been delivered or made available by the Company to Ancora.  For purposes of this Agreement, “Effective Time” means the date and the time as of which the Registration Statements, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Preliminary Prospectus” means each prospectus included in such Registration Statement, or amendments thereof, before it becomes effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of Ancora pursuant to Rule 424(a) of the Securities Act; “Registration Statement” means the Registration Statement, as amended at the Effective Time, including any documents which are exhibits thereto or incorporated by reference; and “Prospectus” means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus. All references in this Agreement to the Registration Statement, the Preliminary Prospectus, and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Prospectus delivered to Ancora, as Placement Agent and Dealer-Manager for use in connection with the Offering (the “Offering Prospectus”) will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.  As used in this Agreement, the term “Prospectuses” means the Offering Prospectus used in the Rights Offer on the Follow-On Offering.

(b)           Contents of Registration Statement.  The Registration Statement will conform, as of the Effective Time, in all material respects to the requirements of the Securities Act and will not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made not misleading; and the Prospectus and any further amendments or supplements to such Registration Statement will conform, as of their respective dates or when they are declared effective by the Commission, as the case may be, in each case, in all material respects to the requirements of the Securities Act and collectively do not and will not, as of the applicable date thereof or when declared effective by the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the applicable Prospectus, in the light of the circumstances under which they were made) not misleading; provided that no representation or warranty is made by the Company as to information contained in or omitted from such Registration Statement or the applicable Prospectus in reliance upon and in conformity with written information regarding Ancora furnished to the Company by or on behalf of Ancora specifically for inclusion therein (collectively, the “Ancora Information”) under appropriate headings and in its final form as approved by Ancora and its counsel.

(c)           Exhibits to Registration Statement.  There are no contracts, agreements, plans or other documents which are required to be described in the Prospectus for, or filed as exhibits to either Registration Statement by the Securities Act which have not been described in the Prospectus or filed as exhibits to such Registration Statement or referred to in, or incorporated by reference into, the exhibit table of such Registration Statement as permitted by the Securities Act.

(d)           Valid Existence.  The Company and each of its Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their businesses as described in the Registration Statements and the Prospectuses, except where the absence of such power or authority (either individually and in the aggregate) would not have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, material properties or prospects (as such prospects are disclosed or described in the relevant Prospectus) of the Company and its Subsidiaries, taken as a whole or (ii) the Offering, or consummation of any of the transactions contemplated by this Agreement, the Registration Statements or the Prospectuses (any such effect being a “Material Adverse Effect”); provided, however, that in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in U.S. generally accepted accounting principles (“GAAP”), (B) changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof, (C) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Ancora, (D) changes in general economic, monetary or financial conditions, including changes in prevailing interest rates, or credit markets, (E) changes in the market price of the Common Stock (but not the underlying causes of such changes), and (F) the failure of the Company to meet any internal or public projections, forecasts, estimates or guidance for any period ending on or after the date hereof (but not the underlying causes of such failure).

(e)           Authorization.  This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by Ancora, constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity.

(f)           No Defaults.  Neither the Company nor any of its Subsidiaries: (i) is in violation of its charter or by-laws, (ii) in default under or in breach of, and no event has occurred which, with notice or lapse of time or both, would constitute a default or breach under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (each, a “Lien”) upon any of their property or assets pursuant to, any material contract, agreement, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets are subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order, foreign and domestic, to which the Company or its Subsidiaries or any of its respective properties or assets is subject, except, in the case of clauses (ii) and (iii) above, any violation or default that would not have a Material Adverse Effect.

(g)           Authorization of Rights.  The Rights to be issued and distributed by the Company pursuant to the Offering have been duly and validly authorized and, when issued and delivered in accordance with the terms of the  Offer Documents, will be duly and validly issued, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, no holder of the Rights is or will be subject to personal liability by reason of being such a holder, and the Rights will conform in all material respects to the description thereof contained in the Registration Statement and the related Prospectus.

(h)           Authorization of Common Stock.  The shares of Common Stock registered in the Registration Statement has been duly and validly authorized and reserved for issuance and are free of statutory and contractual preemptive rights and are sufficient in number to meet the exercise requirements of the Offering and the shares of common stock, when so issued and delivered against payment therefore in accordance with the terms of the Offering, will be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The shares of common stock will conform in all material respects to the descriptions thereof contained in the Prospectuses.

(i)           OTCQB Quotation System.  The Company's common stock is quoted on the OTCQB™ market.  The Company has not received an oral or written notification from the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any court or any other federal, state, local or foreign governmental or regulatory authority having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets (“Governmental Authority”) of any inquiry or investigation or other action that would cause the common stock registered in the Registration Statements to not be quoted on OTCQBTM.

(j)           Capitalization.  The Company has an authorized capitalization as set forth under the caption “Capitalization” in the Prospectuses, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Company capital stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in all material respects in the Registration Statement and the Prospectuses. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted there under, set forth in the Registration Statement and the Prospectuses accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(k)           Properties.  The Company owns or leases all such assets or properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectuses. The Company has good and marketable title in fee simple to all material assets, real property and personal property owned by it, in each case free and clear of any Lien, except for such Liens or loans as are described in the Registration Statement and the Prospectuses or as do not materially diminish the value of such property or materially interfere with the Company’s use thereof. Any assets or real property and buildings held under lease or sublease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use of such assets or property by the Company, in each case except as described in the Registration Statement and the Prospectuses. Neither the Company nor any Subsidiary has received any notice of any material claim adverse to its ownership of any real or personal property or of any material claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(l)           Consents.  Except as described in the Registration Statement or the Prospectuses, the Company and its Subsidiaries have all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other Governmental Authorities and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate their properties and conduct their businesses as presently being conducted, and each such Consent is valid and in full force and effect. The Company has not received notice of any investigation or proceedings which results in or, if decided adversely to the Company, could reasonably be expected to result in, the revocation or modification of any Consent that would have a Material Adverse Effect, except as described in the Registration Statement and the Prospectuses.

(m)          Conflicts.  The execution, delivery and performance of this Agreement by the Company, the issuance of the Rights in accordance with the terms of the Offer Documents, and the issuance of shares of common stock in accordance with the terms of the Offering, and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Subsidiaries is subject, except where such conflict, breach, violation or default would not cause or constitute a Material Adverse Effect; nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any statute or any order, rule or regulation of any Governmental Authority (except, in the case of any such statute, order, rule or regulation, where such violation would not cause or constitute a Material Adverse Effect); and except for the registration of the shares of common stock on the Registration Statement under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable state securities laws in connection with the distribution of the Rights and the sale of the shares of common stock by the Company, no consent, approval, authorization or order of, or filing or registration with, any such court or Governmental Authority is required for the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby.

(n)           Registration Rights.  Except as otherwise set forth in the Registration Statement and the Prospectuses, there are no contracts, agreements or understandings between the Company and any Person granting such Person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such Person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.  No holder of any security of the Company has any rights of rescission or similar rights with respect to such securities held by them.

(o)           Damage and Loss.  Except as disclosed in filings made by the Company under the Exchange Act or the Prospectuses, neither the Company nor any of its Subsidiaries has sustained, since the latter of the date of the filings made by the Company under the Exchange Act or the date of the  Prospectuses any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since such date or after such date and except as disclosed in the filings made under the Exchange Act or the Prospectuses, there has not been any material change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, condition (financial or otherwise), results of operations, material properties or prospects (as such prospects are disclosed or described in the Prospectus) of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Change”); provided, however, that in determining whether a Material Adverse Change has occurred, there shall be excluded any change to the extent resulting from the following: (A) changes, after the date hereof, in U.S. generally accepted accounting principles (“GAAP”), (B) changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof, (C) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Ancora, (D) changes in general economic, monetary or financial conditions, including changes in prevailing interest rates, or credit markets, (E) changes in the market price of the Common Stock (but not the underlying causes of such changes), and (F) the failure of the Company to meet any internal or public projections, forecasts, estimates or guidance for any period ending on or after the date hereof (but not the underlying causes of such failure).

(p)           Obligations.  Since the date of the latest balance sheet presented in or incorporated into the Registration Statement by reference, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement or which do not have a Material Adverse Effect.

(q)           Accountants.  Grant Thornton, LLP (“Grant Thornton”) whose report relating to the Company is incorporated by reference into the Registration Statement, is or were independent public accountants as required by the Securities Act, the Exchange Act and the rules and regulations promulgated by the Public Company Accounting Oversight Board (the “PCAOB”).  To the best of the Company’s knowledge, Grant Thornton is duly registered and in good standing with the PCAOB.  Grant Thornton has, during the periods covered by the financial statements on which they reported incorporated by reference into the Registration Statement, the Preliminary Prospectuses and the Prospectuses, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(r)           Financial Statements.  The financial statements, including the notes thereto, and any supporting schedules included in or incorporated by reference into the Registration Statement, any Preliminary Prospectuses and the Prospectuses present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, any Preliminary Prospectus and the Prospectuses, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. Any supporting schedules included in the Registration Statement, any Preliminary Prospectus and the Prospectuses present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement. The other financial and statistical information included in the Registration Statement, any Preliminary Prospectus and the Prospectuses present fairly, in all material respects, the information included therein and have been prepared on a basis consistent with that of the financial statements that are incorporated by reference into the Registration Statement, such Preliminary Prospectus and the Prospectuses and the books and records of the respective entities presented therein.

(s)           Pro Forma Adjustments.  There are no pro forma or as adjusted financial statements which are required to be included in or incorporated by reference into the Registration Statement, any Preliminary Prospectus and the Prospectuses in accordance with Regulation S-X under the Securities Act.

(t)           Accounting System.  Except as disclosed in the Registration Statement and the Prospectuses, the Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets.

(u)           Internal Controls.  The Company has not been informed of: (i) except as disclosed in the Registration Statement and the Prospectuses, any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(v)           Sarbanes Oxley.  The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes Oxley”) applicable to the Company, and the rules and regulations promulgated there under and related or similar rules and regulations promulgated by any other Governmental Authority or self regulatory entity or agency, except for violations which, singly or in the aggregate, are disclosed in the Prospectuses or would not have a Material Adverse Effect.

(w)           Certain Relationships.  To the best of the Company’s knowledge, no relationship, direct or indirect, exists between or among any of the Company or any of its Subsidiaries, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or its Subsidiaries, on the other hand, which is required by the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectuses which is not so described as required. Except as disclosed in the Registration Statement and the Prospectuses, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members. The Company has not, in violation of Sarbanes Oxley, directly or indirectly, including through any Affiliate of the Company (other than as permitted under the Sarbanes Oxley for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(x)           Legal Proceedings.  Except as described in the Registration Statement and the Prospectuses, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property or asset of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, are reasonably likely to have a Material Adverse Effect; and to the best of the Company’s knowledge, except as disclosed in the Prospectuses, the Company does not know of any such proceedings that are threatened or contemplated by Governmental Authorities or others.

(y)           Taxes.  The Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except where the failure to make such filings or make such payments, either individually or in the aggregate, would not have a Material Adverse Effect.  The Company believes in good faith that it has made adequate charges, accruals and reserves in its financial statements above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined.

(z)           Insurance.  Each of the Company and its Subsidiaries maintains insurance of the types and in the amounts which the Company believes to be reasonable and sufficient for a company of its size operating in the Company’s industry. There are no material claims by the Company or any of its Subsidiaries under any policy or instrument described in this paragraph as to which any insurance company is denying liability or defending under a reservation of rights clause.  All of the insurance policies described in this paragraph are in full force and effect in all material respects.  The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(aa)           Intellectual Property.  Subject to the statements and disclosures made in the Registration Statement and the Prospectuses, the Company and its Subsidiaries own or possess or have the right to use on reasonable terms all patents, patent rights, patent applications, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as described in the Registration Statement and the Prospectus.  Except as described in the Registration Statement and the Prospectuses, neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, might result in a Material Adverse Effect. To the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Intellectual Property by any third party, employee or former employee that would result in a Material Adverse Effect. Each agreement and instrument pursuant to which any Intellectual Property is licensed to the Company or any of its subsidiaries is in full force and effect, has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company or the applicable subsidiary, as the case may be, enforceable against the Company or such subsidiary in accordance with its terms, except as enforcement thereof may be subject to bankruptcy, insolvency or other similar laws relating to or affecting creditors rights generally or by general equitable principles; the Company and its subsidiaries are in compliance in all material respects with their respective obligations under all license agreements for Intellectual Property and, to the knowledge of the Company, all other parties to any such license agreements are in compliance in all material respects with all of their respective obligations there under; to the knowledge of the Company, no event or condition has occurred or exists that gives or would give any party to any license agreement for Intellectual Property the right, either immediately or with notice or passage of time or both, to terminate or limit (in whole or in part) any such license agreement or any rights of the Company or any of its subsidiaries there under, to exercise any of such party’s remedies there under, or to take any action that would adversely affect any rights of the Company or any of its subsidiaries there under or that might have a Material Adverse Effect and the Company is not aware of any facts or circumstances that would result in any of the foregoing or give any party to any license agreement for Intellectual Property any such right; and neither the Company nor any of its subsidiaries has received any notice of a material default, breach or non-compliance under any such license agreement.

(bb)           Applicable Laws.  Except as described in any Preliminary Prospectus, the Prospectuses and the Registration Statement or except as would not have a Material Adverse Effect, the  Company: (i) is and at all times has been in material compliance with all statutes, rules, regulations or guidance applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured, distributed or sold by the Company or any component thereof (such statutes, rules, regulations or guidance, collectively, “Applicable Laws”); (ii) has not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws for the Company to legally conduct its business (“Authorizations”); (iii) possesses all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) has not received notice of any claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product, operation or activity of the Company is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party is considering any such claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action; (v) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

(cc)           Other Security Offers.  Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act with the offer and sale of the shares of common stock pursuant to the Registration Statement.

(dd)           Fees.  Except as described in the Registration Statement and the Prospectuses, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee or other compensation by the Company with respect to the issuance or exercise of the Rights or the sale of the shares of common stock included in the Registration Statement or pursuant to any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, the Company’s officers, directors and employees or Affiliates that may affect Ancora’s compensation, as determined by FINRA.  Except as previously disclosed by the Company to Ancora in writing, no officer, director, or beneficial owner of 5% or more of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) or any other Affiliate is a member or a Person associated, or affiliated with a member of FINRA.  No proceeds from the exercise of the Rights will be paid to any FINRA member, or any Persons associated or affiliated with a member of FINRA, except as specifically contemplated herein.  Except as previously disclosed by the Company to Ancora, no Person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

(ee)           Brokers.  There are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or Ancora for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement. Other than Ancora, the Company has not employed any brokers, dealers or underwriters in connection with solicitation of exercise of Rights in the Rights Offering, and except as provided for in this Agreement and in the Securities Purchase Agreement entered into between the Company and Merlin Partners, LP.

(ff)           Political Contributions.  Neither the Company nor, to the Company’s knowledge, any of the Company’s officers, directors, employees or agents has at any time during the last ten (10) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States or any jurisdiction thereof.

(gg)           Price Stabilization.  The Company has not and will not, directly or indirectly through any officer, director or Affiliate of the Company or through any other Person: (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the shares of the Company's common stock included in the Registration Statements, (ii) since the filing of the Registration Statements sold, bid for or purchased, or paid any Person (other than Ancora) any compensation for soliciting exercises or purchases of, the Rights, or shares of Common Stock included in the Registration Statement and (iii) until the later of the expiration of the Rights or the completion of the distribution (within the meaning of Regulation M under the Exchange Act) of the shares of common stock  included in the Registration Statements sell, bid for or purchase, apply or agree to pay to any Person (other than Ancora) any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of the exercises of Rights pursuant to this Agreement). The foregoing shall not apply to the offer, sale, agreement to sell or delivery with respect to: (i) shares of common stock included in the Registration Statements, as described in the Prospectuses, or (ii) any shares of common stock sold pursuant to the Company’s employee benefit plans.

(hh)           Forward Looking Statements.  Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) included in the Registration Statement and the Prospectuses has been made or reaffirmed with a reasonable basis and has been disclosed in good faith.

As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers of the Company who are named in the Prospectuses, with the assumption that such officers shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers or directors of the Company).

7.           Compensation.

Ancora shall not receive any compensation for acting as Dealer-Manager and Placement Agent, other than the reimbursement of expenses, as set forth Paragraph 8 of this Agreement.

8.           Expenses.

The Company will reimburse Ancora for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of any other independent experts retained by Ancora, including attorneys; provided such independent experts are retained with the Company’s advance consent) incurred by Ancora in connection Ancora's duties as the Placement Agent or Dealer-Manager, it being understood that any expense in excess of $1,000 shall have been approved in advance by the Company before incurred.

The Company shall also pay or cause to be paid:

(a)           all expenses (including any taxes) incurred in connection with the Offering and the preparation, issuance, execution, authentication and delivery of the Rights Offering Stock, the Additional Stock, the Rights, and the common stock issuable upon exercise of the Rights and the Follow-On Offering;

(b)           all fees, expenses and disbursements of the Company’s accountants, legal counsel and other third party advisors;

(c)           all fees, expenses and disbursements (including, without limitation, fees and expenses of the Company’s accountants and counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements include therein or incorporated there into and all amendments and exhibits thereto), each Preliminary Prospectus, the Prospectuses, the other Offer Documents and any amendments or supplements of the foregoing, and any printing, delivery and shipping of this Agreement by mail, fax or other means of communications;

(d)           all fees, expenses and disbursements relating to the registration or qualification of the Rights Offering Stock, Additional Stock and Rights, included in the Registration Statement under the “blue sky” securities laws of any states or other jurisdictions and all reasonable fees and expenses associated with the preparation of the preliminary and final forms of Blue Sky Memoranda;

(e)           all filing fees of the Commission;

(f)           all filing fees relating to the review of the Offering, the Rights Offering, or the Follow-On Offering by FINRA;

(g)           any applicable listing or other fees;

(h)           the cost of printing certificates representing the Rights, and the shares of common stock, included in the Registration Statements;

(i)           the cost and charges of the Company’s transfer agent(s) or registrar(s); and

(j)           all other costs and expenses incident to the performance of the Company’s obligations hereunder for which provision is not otherwise made in this Section.

All payments to be made by the Company pursuant to this Section 8 shall be made promptly after the termination or expiration of the Rights Offering and Follow-On Offering, as the case may be, or, if later, promptly after the related fees, expenses or charges accrue and an invoice therefore is sent by Ancora.  The Company shall perform its obligations set forth in this Section 8 whether or not the Offering commences or any Rights are exercised pursuant to the Rights Offering.

9.           Shareholder Lists.

(a)           Names and Addresses.  The Company will cause Ancora to be provided with any cards or lists showing the names and addresses of, and the number of shares of common stock held by the holders of shares of common stock as of a recent date and will use its best efforts to cause Ancora to be advised from time to time during the periods, as Ancora shall request, of the Offering, including the Rights Offering, and the Follow-On Offering as to any transfers of record of shares of common stock.

(b)           Subscription Funds.  The Company (i) has arranged for the Transfer Agent to advise the Dealer-Manager regularly as to such matters as the Dealer-Manager may reasonably request, including the number of Rights that have been exercised.  The Transfer Agent will be responsible for receiving subscription funds paid.

10.           Covenants of the Company.

The Company covenants and agrees with Ancora:

(a)           Registration Statement. To use commercially reasonable efforts to cause the Registration Statement and any amendments thereto to become effective; to advise Ancora, promptly after it receives notice thereof, of the times when Registration Statement, or any amendments thereto, become effective or any supplement to the Prospectuses or any amended Prospectuses has been filed and to furnish Ancora with copies thereof; to prepare Prospectuses in forms approved by Ancora (such approval not to be unreasonably withheld or delayed) and to file such Prospectuses pursuant to Rule 424(b) under the Securities Act within the time prescribed by such rule; to advise Ancora, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Rights for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectuses or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

(b)           Offering Documents. To deliver promptly to Ancora, at any such location as reasonably requested by Ancora, such number of the following documents as Ancora shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, any other Offer Documents filed as exhibits, (ii) each Preliminary Prospectus, the Prospectuses and any amended or supplemented Prospectuses and (iii) any document incorporated by reference into the Prospectuses (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time during which the Prospectus relating to the Offering is required to be delivered under the Securities Act and if at such time any events shall have occurred as a result of which such Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the such Prospectus or to file under the Exchange Act any document incorporated by reference into such Prospectus in order to comply with the Securities Act or the Exchange Act, to notify Ancora and, upon its request, to file such document and to prepare and furnish without charge to Ancora as many copies as Ancora may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

(c)           Amendments to Registration Statement.  To file promptly with the Commission any amendment to the Registration Statement or the Prospectuses or any supplement to the Prospectuses that may, in the judgment of the Company, be necessary or advisable in connection with the distribution of the securities included in the Registration Statement or as is requested by the Commission;

the Prospectuses; and

(d)           Advance Copies.  Prior to filing with the Commission any: (i) Preliminary Prospectus, (ii) amendment to the Registration Statement, any document incorporated by reference into either of the Prospectuses or (iii) any Prospectus pursuant to Rule 424 of the Securities Act, to furnish a copy thereof to Ancora and counsel for Ancora;

(e)           Other Materials.  To furnish to Ancora copies of all materials not available via EDGAR furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or automated quotation markets upon which any of the Company’s securities may be listed or quoted pursuant to requirements of or agreements with such exchange or market to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission there under;

(f)           Blue Sky Laws.  To qualify or register the Rights, and the shares of common stock included in the Registration Statement for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions reasonably requested by Ancora, and to comply with such laws and cause such qualifications, registrations and exemptions to continue in effect so long as reasonably required for the distribution of the securities included in the Registration Statement. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.  The Company will advise Ancora promptly of the suspension of the qualification or registration of (or any such exemption relating to) any of the securities included in the Registration Statement for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof as promptly as practicable;

(g)          Use of Proceeds.  To apply the net proceeds from the sale of the securities included in the Registration Statement in the manner described under the caption “Use of Proceeds” in the Initial Offering Prospectus;

(h)          OTCQB.  Prior to the effective date of the Registration Statement, to apply for the quotation of the shares of common stock included in the Registration Statement on the OTCQBTM  and to use commercially reasonable efforts to complete that application, subject only to official notice of issuance (if applicable), prior to the expiration of the Offering;

(i)           Investment Company Act of 1940.  To take such steps as shall be necessary to ensure that neither the Company nor any Subsidiary shall become an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission there under;

(j)           Information as to Rights Offering.  To advise Ancora, directly or through the Transfer Agent, from time to time, as Ancora shall request, of the number of shares of common stock subscribed for, and arrange for the Transfer Agent to furnish Ancora with copies of written reports it furnishes to the Company concerning the Rights Offering;

(k)          Mailing Offer Documents.  To commence mailing the Rights Offer Documents to record holders of the common stock not later than the fifth business day following the record date for the Rights Offering, and complete such mailing as soon as practicable;

(l)           Reservation of Common Stock.  To reserve and keep available for issue upon the exercise of the Rights such number of authorized but unissued shares of common stock as will be sufficient to permit the exercise in full of all Rights, except as otherwise contemplated by the Rights Offer Prospectus; and

(m)         No Stabilization.  To not take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the shares of the Company's common Stock.

11.           Conditions of Ancora’s Obligations.

(a)           Accuracy of Representations and Warranties.  The obligations of Ancora hereunder are subject to and conditioned upon the accuracy, as of the date hereof and at all times during the Offering, including the Rights Offering, and the Follow-On Offering, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions: (i) the Registration Statement shall have become effective and the Prospectuses shall have been timely filed with the Commission in accordance with the Securities Act; (ii) all post-effective amendments to the Registration Statement shall have become effective; (iii) no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceedings for the issuance of any such order shall have been initiated or threatened, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectuses or otherwise) shall have been disclosed to Ancora and complied with to Ancora’s reasonable satisfaction.

(b)           Accuracy of Registration Statement.  The Registration Statements or the Prospectuses or any amendment or supplement thereto, shall not contain an untrue statement of fact which is material, or omit to state a fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)           Authorization.  All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the securities included in the Registration Statement, the Registration Statement and the Prospectuses, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for Ancora, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)           Legal Opinion.  Concurrently with the execution of this Agreement, there shall have been furnished to Ancora the signed opinion (addressed to Ancora) of Ballard Spahr, LLP., counsel for the Company, dated the date hereof and in form and substance reasonably satisfactory to counsel for Ancora.

(e)           Officer Certificate.  The Company shall have furnished to Ancora a certificate, dated the date hereof, of its Chief Executive Officer or President and its Chief Financial Officer stating that:

i.  To the best of their knowledge after reasonable investigation, the representations, warranties, covenants and agreements of the Company hereof are true and correct in all material respects;

ii.  Subsequent to the respective dates as of which information is given in the Registration Statements and the Prospectuses, there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change; and

iii. They have examined the Registration Statement and the Prospectuses and, in their opinion (A) the Registration Statement, as of their Effective Dates, and the related prospectuses did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Registration Statement or the date of the relevant Prospectus, as applicable, no event has occurred which should have been set forth in a supplement or amendment to such Registration Statement or such Prospectus.

(f)           No Material Adverse Change.  Neither the Company nor any of its Subsidiaries shall have sustained since the Effective Date any Material Adverse Change, the effect of which is so material and adverse as to make it impracticable or inadvisable to proceed with the Offering.

(g)          Form of Opinion, and Certificates.  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for Ancora.

12.           Indemnification and Contribution.

(a)          Indemnification.  The Company agrees to indemnify and hold harmless Ancora and its affiliates and any officer, director, employee or agent of Ancora or any such affiliates and any Person controlling (within the meaning of Section 20(a) of the Exchange Act) Ancora or any of such affiliates (collectively, the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities and expenses whatsoever, under the Securities Act or otherwise (as incurred or suffered and including, but not limited to, any and all legal or other expenses incurred in connection with investigating, preparing to defend or defending any lawsuit, claim or other proceeding, commenced or threatened, whether or not resulting in any liability, which legal or other expenses shall be reimbursed by the Company promptly after receipt of any invoices therefore from Ancora), (A) arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Offer Documents, or any amendment or supplement thereto, in any other solicitation material used by the Company or authorized by it for use in connection with the Offering, including the Rights Offering or the Follow-On Offering, or in any blue sky application or other document prepared or executed by the Company (or based on any written information furnished by the Company) specifically for the purpose of qualifying any or all of securities included in the Registration Statement under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or arising out of or based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than statements or omissions made in reliance upon and in conformity with the Ancora Information), (ii) any actions taken or omitted to be taken by an indemnified party with the consent of the Company or in conformity with actions taken or omitted to be taken by the Company or (iii) any failure by the Company to comply with any agreement or covenant, contained in this Agreement or (B) arising out of, relating to or in connection with or alleged to arise out of, relate to or be in connection with, the Offering, including the Rights Offering, the Follow-On Offering, any of the other transactions contemplated thereby or the performance of Ancora’s services to the Company with respect to the Offering. The Company will not, however, be responsible under the foregoing indemnity agreement for any losses, claims, damages, liabilities or expenses that have resulted from the gross negligence, bad faith or willful misconduct of Ancora or any Indemnified Party.

(b)           Contribution.  If the indemnification provided for in the foregoing paragraph is judicially determined to be unavailable (other than in accordance with the terms hereof) to any Indemnified Party otherwise entitled to indemnity in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such person hereunder, whether or not Ancora is the person entitled to indemnification or reimbursement, the Company shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages or liabilities (and expenses relating thereto) (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and Ancora, on the other hand, of the Offering, including the Rights Offering and the Follow-On Offering, or (ii) if the allocation provided for in clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each of the Company and Ancora, as well as any other relevant equitable considerations; provided, however, in no event shall Ancora’s aggregate contribution to the amount paid or payable exceed One Hundred Thousand ($100,000) Dollars.  For the purposes of this Agreement, the relative benefits to the Company and to Ancora of the engagement shall be deemed to be in the same proportion as the total value paid or contemplated to be paid or received or contemplated to be received by the Company in the Offering, whether or not the  Offering, the Rights Offering and the Follow-On Offering are consummated, bears to the fees and expenses paid or to be paid to Ancora under this Agreement.

(c)           Limitation of Liability Ancora. The Company also agrees that neither Ancora, nor any other Indemnified Party, shall have any liability to the Company for or in connection with Ancora’s engagement as Placement and the Dealer-Manager, except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company which have resulted primarily from Ancora’s bad faith, willful misconduct, or gross negligence.  The foregoing agreement shall be in addition to any rights that Ancora, the Company or any Indemnified Party may have at common law or otherwise, including, but not limited to, any right to contribution.

(d)           Limitation of Liability Company.  If the Offering is terminated by the Company, for any reason, without any Additional Stock having been sold by the Company, the Company's total liability under this Agreement, including its obligations for indemnification hereunder, shall be limited to the expenses it is to pay Ancora under Paragraph 8 of this Agreement.

(e)           Settlement of Third Party Claims.  The Company agrees that it will not, without the prior written consent of Ancora (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not Ancora is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release, reasonably satisfactory in form and substance to Ancora, releasing Ancora from all liability arising out of such claim, action, suit or proceeding.

13.           Effective Date of Agreement; Termination.

(a)           Effective Date.  This Agreement shall become effective upon the later of the time on which Ancora shall have received notification of the effectiveness of the Registration Statement and the time which this Agreement shall have been executed by all of the parties hereto.

(b)           Termination.  This Agreement shall terminate upon the earliest to occur of (a) the consummation, termination or withdrawal of the Offering, including the Rights Offering and the Follow-On Offering, and (b) the expiration of the Exclusive Period.

14.           Survival of Certain Provisions.

The agreements contained in Sections 3, 7, 8, 12 and 14 through 22 hereof and the representations, warranties and agreements of the Company contained in Section 6 hereof shall survive the consummation of or failure to commence the Offering and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

15.           Notices.

All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) sent by facsimile with immediate telephonic confirmation or (c) sent by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto as follows.

If to Ancora:
Attention: Richard Barone
2000 Auburn Drive, Suite 300
Cleveland, Ohio 44122

If to the Company:
Dennis Raefield
Mace Security International, Inc.
1530 No. Main Suite #230
Walnut Creek, CA 94596
Fax:  (925) 933-2730

with a copy to:
Gregory Krzemien
Mace Security International, Inc.
240 Gibraltar Road, Suite 220
Horsham, Pennsylvania 19044
Fax:  (215) 672-8900

16.           Parties.

This Agreement shall inure to the benefit of and be binding upon Ancora, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the Person or Persons, if any, who control Ancora within the meaning of Section 15 of the Securities Act. Nothing in this Agreement shall be construed to give any Person, other than the Persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

17.           Amendment.

This Agreement may not be amended or modified except in writing signed by each of the parties hereto.

18.           Governing Law; Venue.

This Agreement shall be deemed to have been executed and delivered in the State of Delaware and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of Delaware, without regard to the conflicts of laws principles thereof.  Each of Ancora and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Chancery Court of the State of Delaware, or in any United States District Court having venue and jurisdiction, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Chancery Court of the State of Delaware, or in the United States District Court for any District having venue and jurisdiction in any such suit, action or proceeding.  Each of Ancora and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Chancery Court of the State of Delaware, or in the United States District Court for any District having venue and jurisdiction and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the underwriters mailed by certified mail to Ancora’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon Ancora, in any such suit, action or proceeding.

19.           Entire Agreement.

This Agreement, together with the exhibit attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

20.           Severability.

If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

21.           Construction.

(a)           the word “or” will not be exclusive;
(b)           inclusion of items in a list will not be deemed to exclude other terms of similar import;

(c)           all parties will be considered to have drafted this Agreement together, with the benefit of counsel, and no provision will be strictly construed against any Person by reason of having drafted such provision;

(d)           the word “include” and its correlatives means to include without limitation;

(e)           terms that imply gender will include all genders;

(f)           defined terms will have their meanings in the plural and singular case;

(g)           references to Sections, Schedules, Annexes and Exhibits are to the Sections, Schedules, Annexes and Exhibits to this Agreement;

(h)           financial terms that are not otherwise defined have the meanings ascribed to them under United States generally accepted accounting principles as of the date of this Agreement;

(i)           the use of “will” as an auxiliary will not be deemed to be a mere prediction of future occurrences; and

(j)           the headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22.           Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof. If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

SIGNATURES FOLLOW ON THE NEXT PAGE

Very truly yours,

Mace Security International, Inc.
By:	/s/ Dennis R. Raefield
Name: Dennis Raefield
Title: Chief Executive Officer

Accepted and agreed as of the date first written above:

ANCORA CAPITAL GROUP, INC.

By:	/s/ Richard A. Barone
Name: Richard A. Barone
Title: Chairman